American Fidelity

                            Dual Strategy Fund, Inc.

                                                                          Annual
                                                                          Report

                                                               December 31, 2001

Dear Participant:

The U.S. stock market, as measured by the Standard & Poor's 500 Composite, posted its first string of back-to-back annual losses since 1973 and 1974 despite an impressive fourth quarter rally. A flurry of interest rate reductions as well as lower federal taxes, oil prices and mortgage rates were unable to avert the recession or reverse the downward trend in stock prices for the year. Investors clearly underestimated the impact of economic weakness on corporate profits and balance sheets especially with respect to the technology and telecommunications sectors. With a marked slowing in capital spending impacting most industries, consumer staples was one of only a few select groups that was relatively unaffected during this adverse economic climate.

Economic growth, as measured by real Gross Domestic Product (GDP), continued to decelerate in the fourth quarter, following a weaker than expected showing of -1.3% in the third quarter. A slowing in industrial production and employment combined with weak retail sales in the aftermath of September 11th contributed to a further decline in economic activity. We expect Real GDP for the fourth quarter to be down 1% to 2%. Notwithstanding weak near term economic conditions, we are encouraged by the resurgence in consumer confidence, the pickup in manufacturing orders, and the resilience in housing demand and consumer spending. In addition, the stimulative impact of lower short-term interest rates is helping the economy by encouraging new investment. We expect economic activity to gradually strengthen over the next couple of quarters.

The rate of inflation, as measured by the Consumer Price Index (CPI), dropped from 3.4% to 1.9% in 2001 largely due to a sharp correction in energy prices throughout the year. The core inflation rate however, which excludes highly volatile energy and food prices, inched higher during the year to 2.8% versus a 2.6% rate for the year 2000. Current trends indicate that inflation should drift modestly lower over the first half of 2002 given a weak economic backdrop, ample industrial capacity and lack of corporate pricing power. We expect the rate of inflation to trend higher during the second half of the year, as the economic recovery takes hold and commodity prices begin to stabilize.

The year 2001 was quite volatile for fixed income investors given the unprecedented cuts in the Federal Funds rate from 6.50% to 1.75%, the tragic events of September 11th, the elimination of the 30-year U.S. Treasury bond and the bankruptcy of several noteworthy companies. Shorter maturities were the primary beneficiaries throughout the year of the Federal Reserve's aggressive interest rate stance, as yields on the 2-Year U.S. Treasury Note fell to 3.02% at year-end. During the fourth quarter, fixed income investors quickly shifted their expectations to reflect improving economic conditions and an imminent end to the interest rate reduction cycle. The yield on the 10-year U.S. Treasury Bond plunged to a low of 4.20% in October before rising dramatically in the fourth quarter to end the year at 5.02%. Looking forward, we expect interest rates to continue to firm over the next few quarters as the economy shows signs of a recovery.

Investor confidence is building to the extent that 2002 could be a strong year for the equity markets. It has been over 60 years since stocks last fell three consecutive years, and with the peak in equities approaching a two year anniversary, the duration of this bear market is now well beyond average. With the economy well positioned for an economic recovery, we believe there are many attractive buying opportunities and look forward to establishing new positions in high quality holdings at the appropriate time.

Sincerely,

JOHN W. REX
John W. Rex, President
 American Fidelity Dual Strategy Fund, Inc.

                          Independent Auditors' Report

Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        KPMG LLP

January 18, 2002

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                     Statement of Assests and Liabiliities
                               December 31, 2001

Cash                                                              $     120,967
Investments, at market value (cost $196,197,316)                    208,666,939
Accrued interest and dividends                                          226,593
                                                                  -------------
                        Total assets                                209,014,499
Total liabilities                                                             -
                                                                  -------------
                        Net assets                                $ 209,014,499
                                                                  =============
Composition of net assets:
Net capital paid in on shares of capital stock                    $ 205,763,647
  Undistributed net investment income                                 1,284,455
  Accumulated net realized losses                                   (10,503,226)
  Unrealized appreciation of investments                             12,469,623
                                                                  -------------
       Net assets (equivalent to $10.259 per
       share based on 20,374,177 shares of capital stock
       outstanding)                                               $ 209,014,499
                                                                  =============

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                            Statement of Operations
                          Year ended December 31, 2001

Investment Income:
  Income:
     Dividends (net of foreign taxes paid of $20,534)            $    3,014,246
     Interest                                                           203,122
                                                                 --------------
                                                                      3,217,368
  Expenses:
     Investment management fees (note 2)                              1,067,506
                                                                 --------------
          Net investment income                                       2,149,862
                                                                 --------------
Realized losses on investments:
  Proceeds from sales                                               112,918,601
  Cost of securities sold                                           118,429,468
                                                                 --------------
          Net realized losses on investments                         (5,510,867)
                                                                 --------------
Unrealized appreciation on investments:
  End of year                                                        12,469,623
  Beginning of year                                                  35,736,972
                                                                 --------------
       Decrease in unrealized appreciation on
         investments                                                (23,267,349)
                                                                 --------------
       Net decrease in net assets resulting
         from operations                                         $  (26,628,354)
                                                                 ==============

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Statement of Changes in Net Assets
                     Years ended December 31, 2001 and 2000
                                                           2001            2000
                                                           ----            ----
Increase in net assets from operations:
  Net investment income                               $  2,149,862       2,185,637
  Net realized losses on investments                    (5,510,867)     (4,945,372)
  (Decrease) increase in unrealized appreciation
    on investments                                     (23,267,349)      3,673,598
                                                      ------------    ------------
     Net (decrease) increase in net assets
       resulting from operations                       (26,628,354)        913,863
                                                      ------------    ------------
Distributions to shareholders (note 3):
  Investment income                                     (2,500,000)     (2,500,000)
  Long-term capital gains                                        -      (1,000,000)
                                                      ------------    ------------
     Total distributions to shareholders                (2,500,000)     (3,500,000)

Changes from capital stock transactions (note 4)         4,664,466       6,811,112
                                                      ------------    ------------
     (Decrease) increase in net assets                 (24,463,888)      4,224,975

Net assets:

  Beginning of year                                    233,478,387     229,253,412
                                                      ------------    ------------
  End of year                                         $209,014,499     233,478,387
                                                      ============    ============
Undistributed net investment income                   $  1,284,455       1,697,758
                                                      ============    ============

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                              Financial Highlights

                                               2001          2000           1999
                                       ------------   -----------    -----------
Net investment income                  $     0.1070        0.1114         0.1062
Net realized and unrealized gains
  (losses) from securities                  (1.4366)      (0.0671)        1.7406
Distributions-investment income             (0.1244)      (0.1274)             -
Distributions-capital gains                       -       (0.0509)             -
                                       ------------   -----------    -----------
Net (decrease) increase in net asset
   unit value                               (1.4540)      (0.1340)        1.8468
Net asset unit value, beginning
   of period                                11.7128       11.8468        10.0000
                                       ------------   -----------    -----------
     Net asset unit value,
     end of period                     $    10.2588       11.7128        11.8468
                                       ============   ===========    ===========
Net assets outstanding, end of period  $209,014,499   233,478,387    229,253,412
                                       ============   ===========    ===========
Ratios:
  Ratio of expenses to average net
     assets                                  0.5000%       0.5000%       0.5000%
  Ratio of net investment income to
     average net assets                      1.0030%       0.9533%       0.9840%
  Portfolio turnover rate                      53.9%         33.3%         37.5%
  Total return (1)                            (11.3%)         0.4%         18.5%


See accompanying notes to financial statements.

(1) Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Schedule of Portfolio Investments
                               December 31, 2001

                                                         Market value
                                                      --------------------
                                        Shares or               Percentage
                                        principal                 of net
                                          amount      Amount      assets
                                        ---------     --------------------

Common Stock:
Building materials and gardening supplies:
  Home Depot, Inc.                      40,000     $ 2,040,400
  Lowes Companies                       45,000       2,088,450
                                                   -----------
                                                     4,128,850       1.97%
                                                   -----------

Business services:
  Automatic Data Processing, Inc.       68,000       4,005,200
  Computer Sciences Corp. *             43,000       2,106,140
  SunGard Data Systems, Inc. *          90,000       2,603,700
  Microsoft Corporation *              138,000       9,142,500
                                                   -----------
                                                    17,857,540       8.54%
                                                   -----------

Chemicals and allied products:
  Amgen, Inc.                           43,500       2,455,140
  Avery Dennison Corporation            30,800       1,741,124
  Bristol-Myers Squibb Company          41,000       2,091,000
  Dow Chemical Company                  49,000       1,655,220
  Biovail Corporation *                 81,700       4,595,625
  Elan Corporation PLC-ADR * **         62,000       2,793,720
  Merck & Company, Inc.                 23,400       1,375,920
  Pfizer, Inc.                         128,300       5,112,755
  Pharmacia Corporation                 46,000       1,961,900
  Schering-Plough Corporation           63,000       2,256,030
                                                   -----------
                                                    26,038,434      12.46%
                                                   -----------

Communications:
  Verizon Communications, Inc.          74,248       3,523,810
  Amdocs, Ltd * **                      78,900       2,680,233
  Sprint PCS                            34,600         694,768
  SBC Communications, Inc.              59,182       2,318,159
  Vodafone Group PLC ADR **            109,800       2,819,664
                                                   -----------
                                                    12,036,634       5.76%
                                                   -----------

Computer programming and software:
  Oracle Corporation*                   94,000       1,298,140
                                                   -----------
                                                     1,298,140       0.62%
                                                   -----------

See accompanying notes to financial statements.                 (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Schedule of Portfolio Investments
                               December 31, 2001

                                                          Market value
                                                      --------------------
                                        Shares or               Percentage
                                        principal                 of net
                                          amount      Amount      assets
                                        ---------     --------------------

Common Stock:
Depository institutions:
  Bank of America Corporation           62,032      $ 3,904,915
  PNC Financial Services Group          18,000        1,011,600
  FleetBoston Financial Corporation     40,000        1,460,000
  Citigroup, Inc.                       60,000        3,028,800
  J.P. Morgan Chase & Company           41,700        1,515,795
  Wachovia Corporation                  56,000        1,756,160
                                                    -----------
                                                     12,677,270      6.06%
                                                    -----------

Drugs, proprietaries, and sundries:
  McKesson Corporation                  43,000        1,608,200
                                                    -----------
                                                      1,608,200      0.77%
                                                    -----------

Eating and drinking places:
  McDonald's Corporation                40,000        1,058,800
                                                    -----------
                                                      1,058,800      0.51%
                                                    -----------

Electric, gas, sanitary service:
  Duke Energy Corporation               38,000        2,905,240
  El Paso Corporation                   33,360        1,488,190
  Xcel Energy, Inc.                     45,000        1,248,300
  Keyspan Corporation                   15,000          519,750
  TECO Energy, Inc.                     55,500        1,456,320
                                                    -----------
                                                      7,617,800      3.64%
                                                    -----------

Electric and other electric equipment:
  Emerson Electric Company              38,000        2,169,800
  General Electric Company             191,800        7,687,344
  Intel Corporation                    136,000        4,277,200
  Koninklijke Philips Electronic       125,400        3,650,394
  Flextronics International Ltd*        48,000        1,151,520
                                                    -----------
                                                     18,936,258      9.06%
                                                    -----------

Fabricated metal products:
  Lockheed Martin Corporation           30,000        1,400,100
                                                    -----------
                                                      1,400,100      0.67%
                                                    -----------

See accompanying notes to financial statements.                 (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Schedule of Portfolio Investments
                               December 31, 2001

                                                          Market value
                                                      --------------------
                                        Shares or               Percentage
                                        principal                 of net
                                          amount      Amount      assets
                                        ---------     --------------------

Common Stock:
Food and kindred products:
  Anheuser-Busch Companies, Inc.         59,000      $ 2,667,390
  The Coca-Cola Company                  55,000        2,593,250
  PepsiCo, Inc.                          72,300        3,520,287
                                                     -----------
                                                       8,780,927     4.20%
                                                     -----------

General merchandise:
  Target Corporation                     92,000        3,776,600
                                                     -----------
                                                       3,776,600     1.81%
                                                     -----------

Holding and other investment offices:
  Archstone Smith Trust                  40,000        1,052,000
  Duke-Weeks Realty Corporation          30,000          729,900
  Equity Office Trust                    35,900        1,079,872
  First Industrial Realty Trust          35,000        1,088,500
  Mack-Cali Realty Corporation           31,400          974,028
  Simon Property Group, Inc.             48,000        1,407,840
                                                     -----------
                                                       6,332,140     3.03%
                                                     -----------

Home furniture and equipment store:
  Bed, Bath & Beyond*                   107,100        3,630,690
                                                     -----------
                                                       3,630,690     1.74%
                                                     -----------

Industrial machinery and equipment:
  Applied Materials, Inc.*               26,000        1,042,600
  Cisco Systems, Inc.*                  202,000        3,658,220
  Dell Computer Corporation              74,000        2,011,320
  IBM Corporation                        18,000        2,177,280
  United Technologies Corporation        35,000        2,262,050
                                                     -----------
                                                      11,151,470     5.33%
                                                     -----------

Instruments and related products:
  Medtronic, Inc.                        42,000        2,150,820
                                                     -----------
                                                       2,150,820     1.03%
                                                     -----------

See accompanying notes to financial statements.                 (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Schedule of Portfolio Investments
                               December 31, 2001

                                                          Market value
                                                      --------------------
                                        Shares or               Percentage
                                        principal                 of net
                                          amount      Amount      assets
                                        ---------     --------------------
Common Stock:
Insurance carriers:
  AFLAC, Inc.                            127,600    $ 3,133,856
  American Int'l Group, Inc.              45,843      3,639,934
  MGIC Investment Corporation             43,000      2,653,960
  Wellpoint Health Networks, Inc.*        17,000      1,986,450
                                                    -----------
                                                     11,414,200      5.46%
                                                    -----------

Miscellaneous manufacturing industries:
  Tyco International, Ltd.**              79,700      4,694,330
                                                    -----------
                                                      4,694,330      2.25%
                                                    -----------

Miscellaneous retail:
  Costco Wholesale Corporation            97,800      4,340,364
                                                    -----------
                                                      4,340,364      2.08%
                                                    -----------

Motion pictures:
  Disney (Walt) Company                  134,000      2,776,480
                                                    -----------
                                                      2,776,480      1.33%
                                                    -----------

Nondepository institutions:
  FNMA                                    40,400      3,211,800
  Household International, Inc.           31,000      1,796,140
  MBNA Corporation                        97,750      3,440,800
                                                    -----------
                                                      8,448,740      4.04%
                                                    -----------

Nondurable goods-wholesale:
  Safeway, Inc.*                         113,200      4,726,100
  Cardinal Health, Inc.                   86,000      5,560,760
                                                    -----------
                                                     10,286,860      4.92%
                                                    -----------

Oil and gas extraction:
  Schlumberger LTD.                        8,400        461,580
                                                    -----------
                                                        461,580      0.22%
                                                    -----------

See accompany notes to financial statements.                    (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Schedule of Portfolio Investments
                               December 31, 2001

                                                          Market value
                                                      --------------------
                                        Shares or               Percentage
                                        principal                 of net
                                          amount      Amount      assets
                                        ---------     --------------------
Common Stock:
Paper and allied products:
  Kimberly-Clark Corporation               68,000   $ 4,066,400
                                                    -----------
                                                      4,066,400      1.94%
                                                    -----------

Personal services:
  H&R Block, Inc.                          78,600     3,513,420
                                                    -----------
                                                      3,513,420      1.68%
                                                    -----------

Petroleum refining and related industries:
  BP (US) PLC**                            80,320     3,735,683
  ChevronTexaco                            22,792     2,042,391
  Conoco, Inc.-Class B                     46,688     1,321,270
  Kerr-McGee Corporation                   31,400     1,720,720
  Phillips Petroleum                       42,000     2,530,920
                                                    -----------
                                                     11,350,984      5.43%
                                                    -----------

Primary metal industries:
  Engelhard Corporation                    58,000     1,650,440
                                                    -----------
                                                      1,605,440      0.77%
                                                    -----------

Transportation by air:
  Delta Air Lines, Inc.                    14,000       409,640
                                                    -----------
                                                        409,640      0.20%
                                                    -----------

Transportation equipment:
  Ford Motor Company                       34,000       534,480
                                                    -----------
                                                        534,480      0.26%
                                      -----------   -----------   -----------

     Total common stocks
       (cost $191,913,968)              4,960,415   204,383,591     97.78%
                                      -----------   -----------   -----------
Short-term investments:

  AIM Funds (1.87% at Dec. 31, 2001)    4,283,348     4,283,348
                                                    -----------
     Total short-term investments                     4,283,348      2.05%
                                                    -----------   -----------

See accompanying notes to financial statements.                 (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                       Schedule of Portfolio Investments
                               December 31, 2001

                                                          Market value
                                                      --------------------
                                        Shares or               Percentage
                                        principal                 of net
                                          amount      Amount      assets
                                        ---------     --------------------

     Total investments (cost $196,197,316)           $208,666,939    99.83%

Other assets and liabilities, net                         347,560     0.17%
                                                     ------------   -------
            Total net assets                         $209,014,499   100.00%
                                                     ============   =======

*   Presently not producing dividend income
**  Foreign investments

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                         Notes to Financial Statements
                               December 31, 2001

(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

          The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

          Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b)  Investments

          Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

          The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries.
          Management does not believe the Fund has any significant concentrations of credit risk.

          Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

          Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                         Notes to Financial Statements
                               December 31, 2001

          Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

          The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

          In 2001, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $119,215,653 and $112,918,601, respectively.

          At December 31, 2001, the cost basis of investments for financial reporting purposes was materially consistent with the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at December 31, 2001 were $27,704,974 and ($15,235,351), respectively.

     (c)  Income Taxes

          Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

          At December 31, 2001 the Fund had capital loss carryovers of $2,644,807 expiring in 2008 and $2,347,556 expiring in 2009.

          On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $63,165 and accumulated net realized losses has been increased by $63,165.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                         Notes to Financial Statements
                               December 31, 2001

(2)  Transactions with Affiliates

     The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two subadvisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The subadvisors' fees are paid by AFA.

     AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

     Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions  to  Shareholders

     On November 15, 2001, a distribution of $0.125 per share was declared for ordinary income, which amounted to $2,500,000.

(4)  Changes From Capital Stock Transactions

     As of December 31, 2001, 200,000,000 shares of $0.001 par value capital stock were authorized.

     Transactions in capital stock were as follows:

                                      Shares                      Amount
                             -----------------------    -----------------------
                                2001          2000          2001         2000
                             -----------------------    -----------------------

Shares sold                    938,874     1,102,404   $ 9,987,762   12,824,575
Shares issued in
  reinvestment of
  dividends and distributions  248,188       295,683     2,500,000    3,500,000
                             ---------    ----------    ----------   ----------
                             1,187,062     1,398,087    12,487,762   16,324,575


Shares redeemed               (746,442)     (816,046)   (7,823,296)  (9,513,463)
                             ---------    ----------    ----------   ----------
  Increase in net assets
  derived from capital stock
  transactions                 440,620       582,041   $ 4,664,466    6,811,112
                             =========    ==========    ==========   ==========

                             PARTICIPANT'S BENEFITS

As a participant of American Fidelity Dual Strategy Fund, Inc. you benefit from a number of valuable and helpful services which help you meet your investment needs. Some of the services you currently enjoy are the following:

     RE-INVESTMENT WITHOUT CHARGE

     Dividends and interest from investment income as well as capital gain contributions are automatically re-invested without charge.

     PROFESSIONAL MANAGEMENT

     Knowledgeable,    full-time    management    constantly   monitors   market
     opportunities for your fund.

     CAPITAL FULLY INVESTED

     Accumulation units are issued in full and fractional amounts so that your net payments are immediately available for investment purposes.

     PERSONAL SERVICE

     Continous personal service is available to you through the team of American Fidelity trained salaried representatives or directly from the Annuity Services Department in our Home Office.

Board of Directors              JOHN W. REX, Chairman
American Fidelity                 President and Director
Dual Strategy                     American Fidelity Assurance Company
Fund, Inc.                      DANIEL D. ADAMS, JR., Secretary
                                  Vice President and Investment Officer
                                  American Fidelity Assurance Company
                                JEAN G. GUMERSON
                                  President and Chief Executive Officer
                                  Presbyterian Health Foundation
                                GREGORY M. LOVE
                                  President and Chief Operating Officer
                                  Love's Country Stores, Inc.
                                J. DEAN ROBERTSON, D.D.S., M.Ed.
                                  Pediatric Dentistry
                                  Private Practice
                                G. RAINEY WILLIAMS, Jr.
                                  President and Chief Operating Officer,
                                  Marco Holding Corporation
--------------------------------------------------------------------------------
Safekeeping of Securities       InvesTrust, N.A.
                                  Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Independent Auditors            KPMG, LLP
                                  Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Underwriter                     American Fidelity Securities, Inc.
                                  Oklahoma City, Oklahoma
                                  member NASD
--------------------------------------------------------------------------------
Investment Manager              American Fidelity Assurance Company
                                  Oklahoma City, Oklahoma
--------------------------------------------------------------------------------
Investment Sub-Advisors         Lawrence W. Kelly & Associates, Inc.
                                  Pasadena, California
                                Todd Investment Advisors, Inc.
                                  Louisville, Kentucky
--------------------------------------------------------------------------------
Board of Directors              LYNDA L. CAMERON
American Fidelity                 President
Assurance Company                 Cameron Equestrian Centers, Inc.
                                WILLIAM M. CAMERON
                                  Chairman of the Board and Chief Executive
                                  Officer
                                  American Fidelity Assurance Company
                                WILLIAM E. DURRETT
                                  Senior Chairman of the Board
                                  American Fidelity Assurance Company
                                CHARLES R. EITEL
                                  Chairman and Chief Executive Officer
                                  Simmons Company
                                THEODORE M. ELAM
                                  Vice President and Attorney
                                  McAfee and Taft
                                WILLIAM A. HAGSTROM
                                  Chairman and Chief Executive Officer
                                  The Women's Care Network
                                DAVID R. LOPEZ
                                  Retired
                                PAULA MARSHALL-CHAPMAN
                                  Chief Executive Officer
                                  The Bama Companies, Inc.
                                JOHN W. REX
                                  President and Chief Operating Officer
                                  American Fidelity Assurance Company
                                GALEN P. ROBBINS, M.D.
                                  Physician

                              For More Information

To obtain information:

By telephone
Call 1-800-662-1106

By mail  Write to:
American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail  Send your request to:
va.help@af-group.com

On the internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.



Information Published February 2002
--------------------------------------------------------------------------------

                           2000 N. Classen Boulevard
                         Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK  73125-0520




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